Exhibit 99.1

ONE2ONE LIVING CORPORATION
 (a development stage company)

FINANCIAL STATEMENT

December 31, 2011

Audited

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
One2One Living Corporation
(A Development Stage Company)

We have audited the accompanying balance sheet of One2One Living Corporation (A development stage company) as of December 31, 2011, and the related statements of operations, stockholders' equity and cash flows for the period from July 13 (inception), 2011 to December 31, 2011. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One2One Living Corporation as of December 31, 2011, and the results of its operations and its cash flows for the period from July 13, 2011 (inception) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Kenne Ruan, CPA, P.C.
Woodbridge, Connecticut June 27, 2012

ONE2ONE LIVING CORPORATION
 (a development stage company)

 BALANCE SHEET
(Audited)

December 31, 2011

ASSETS

CURRENT ASSETS
Cash	$40,412

TOTAL CURRENT ASSETS	40,412

WEB DEVELOPMENT COSTS	55,812

TOTAL ASSETS	$96,224

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accrued liabilities –related party accrued interest	$2,326
Promissory notes -due to related party (Note 4)	135,000

TOTAL CURRENT LIABILITIES	137,326

STOCKHOLDERS’ EQUITY (DEFICIT)
Capital stock
Authorized
100,000,000 shares of common stock, $0.0001 par value,
Issued and outstanding
None (at December 31, 2011)	-
Shares subscribed	71,306
Deficit accumulated during the development stage	(112,408)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(41,102)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$96,224

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
 (a development stage company)

STATEMENT OF OPERATIONS
(Audited)

From inception (July 13, 2011) to December 31, 2011
REVENUE

Total Revenue	$-

EXPENSES
Office and general	7,381
Consulting fees	66,608
Web development expenses	5,672
Marketing expenses	30,788
Professional fees	2,060

TOTAL EXPENSE	$(112,509)

OTHER INCOME
Other income	101

TOTAL OTHER INCOME	101

NET LOSS	$(112,408)

LOSS PER COMMON SHARE BASIC	$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	0

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
 (a development stage company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM JULY 13, 2011 (INCEPTION) TO DECEMBER 31, 2011
(Audited)

	Common Stock		Additional	Shares	Deficit Accumulated During the
	Number of shares	Amount	Paid-in Capital	To be Issued	Development Stage	Total

Founder shares to be issued for debt – at $0.0001 per share (note 4)	-	$-	$-	$8,800	$-	$8,800
Shares to be issued re: promissory notes At $0.0001 per share (note 4 & 5)	-	-	-	6	-	6

Subscription proceeds received (note 5)	-	-	-	62,500	-	62,500

Net loss for the year	-	-	-	-	(112,408)	(112,408)

Balance, December 31, 2011	-	$-	$-	$71,306	$(112,408)	$(41,102)

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
 (a development stage company)

STATEMENT OF CASH FLOWS
(Audited)

			Inception (July 13, 2011) to December 31, 2011

OPERATING ACTIVITIES
Net loss for the period			$(112,408)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Interest accrued			2,326

NET CASH USED IN OPERATING ACTIVITIES			(110,082)

CASH FLOWS FROM INVESTING ACTIVITIES
Web domain acquisition			(55,812)

NET CASH FLOWS USED IN INVESTING ACTIVITIES			(55,812)

FINANCING ACTIVITIES
Proceeds on sale of common stock	-	-	71,306
Proceeds from shareholder loans – related parties			135,000

NET CASH PROVIDED BY FINANCING ACTIVITIES			206,306

NET INCREASE (DECREASE) IN CASH			40,412

CASH, BEGINNING			-

CASH, ENDING			$40,412

SUPPLEMENTAL CASH FLOW INFORMATION AND NON-CASH INVESTING AND FINANCING ACTIVITIES

Cash paid during the period for:
Interest			$-

Income taxes			$-

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
(a development stage company)
NOTES TO FINANCIAL STATEMENT
DECEMBER 31, 2011 (Audited)

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

One2One Living Corporation (the “Company”) was incorporated in the State of Florida on July 13, 2011. One2One Living Corporation is an online and mobile dating application company,  that pioneered the proprietary, patented lifestyle optimization engine which sparks natural spontaneous interactions between single people through shared experiences that lead to intimate long-term relationships.

One2One offers a whole new pathway to a lifetime of fun, friendship, companionship and love.  One2One is a total socialeco-system designed to maximize the opportunity and likelihood of building those shared experiences and fond memories through its totally innovative find-match algorithm, which identifies compatible matches based on desired experiences, shared goals and values.  It specifically addresses the needs of today’s singles for a natural, intuitive, intelligent and safe way to extend their personality, likes and preferences across a range of people, places and events.

NOTE 2 – GOING CONCERN

Going concern
To date the Company has generated no revenues from its business operations and has incurred operating losses since inception of $112,408.  As at December 31, 2011, the Company has a working capital deficit of $41,102.  The Company requires additional funding to meet its ongoing obligations and to fund anticipated operating losses.  The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations.  Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.  The Company intends to continue to fund its online data storage business by way of private placements and advances from related parties as may be required. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.
The Company's bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At December 31, 2011, the Company's bank deposits did not exceed the insured amounts.

Basic Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260,” “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The estimated fair values of financial instruments were determined by management using available market information and appropriate valuation methodologies. The carrying amounts of financial instruments including cash approximate their fair value because of their short maturities.

ONE2ONE LIVING CORPORATION
(a development stage company)
NOTES TO FINANCIAL STATEMENT
DECEMBER 31, 2011 (Audited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Website Development Costs

The Company accounts for its Development Costs in accordance with ASC-350-50, “Accounting for Website Development Costs.” The Company’s website comprises multiple features and offerings that are currently developed with ongoing refinements. In connection with the development of its products, the Company has incurred external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology directly involved in the development.  All hardware costs are capitalized as fixed assets.  Purchased software will be capitalized in accordance with ASC codification 350-50-25 related to accounting for the costs of computer software developed or obtained for internal use.  All other costs are reviewed to determine whether they should be capitalized or expensed.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances.  Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent pronouncements

The Company has evaluated all recent accounting pronouncements and believes that none will have a material effect on the company’s financial statements.

NOTE 4 – PROMISSORY NOTES - DUE TO RELATED PARTY

During the period ended December 31, 2011, the Company has received $135,000 as a loan from three related parties to the Company. The loans bear an interest rate of 15% and are unsecured. Three loans totalling $135,000 ($100,000 – due May 21, 2012 and $25,000- due December 1, 2012 and $10,000 – due October 14, 2012) in addition to the 15% interest rate (no early payment discount on interest), two of the lenders will also received 50,000 and 12,500 shares of common stock of the Company respectively.  Total interest owing on the loans is $20,250, amortized over the terms of the loan for the year ending December 31, 2011 is $2,326.

NOTE 5 – STOCKHOLDERS’ DEFICIT

The Company’s capitalization is 100,000,000 common shares with a par value of $0.0001 per share. As of December 31, 2011 there have been no shares issued.

During the year ended December 31, 2011, the Company agreed to issue 88,000,000 founder shares to the President of the Company at $0.0001 per share, totalling $8,800. The Company agreed to settlement by way of outstanding debt owed to the President by the Company.

During the year ended December 31, 2011 as part of the loan agreements payment terms to related parties, the Company agreed to issue 62,500 common shares.  The Company has valued the shares at $0.0001 and expensed the $6.25 payment. (Note 4)

During the year ended December 31, 2011, the Company received $62,500 towards a planned private placement of Units to be offered at $0.05 per unit with each unit consisting of one common share, for net proceeds to the Company of $62,500, total common shares to be issued 1,250,000.

ONE2ONE LIVING CORPORATION
(a development stage company)
NOTES TO FINANCIAL STATEMENT
DECEMBER 31, 2011 (Audited)

NOTE 5 – STOCKHOLDERS’ DEFICIT (continued)

As of December 31, 2011, the Company has not granted any stock options and has not recorded any stock-based compensation.

NOTE 6 – INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception.  We provided a full valuation allowance on the deferred tax asset because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

The actual income tax provisions differ from the expected amounts calculated by applying the combined federal and state corporate income tax rates to the Company’s loss before income taxes.  The components of these differences are as follows:

2011

Federal net operating income (loss)	$(112,408)
Effective tax rate	35.0%

Expected tax recovery (expense)	39,342

Less:
Valuation allowance	(39,342)

Net deferred tax asset	$0

The net federal operating loss carry forward will expired between 2031 and 2032.  This carry forward may be limited upon consummation of a business combination under IRC Section 381.

NOTE 7 – SUBSEQUENT EVENTS

Subsequent to the period on March 8, 2012 the Company was advanced $200,000 by way of an unsecured promissory note, with an accrued interest at a rate of 4%.  The promissory note is due on March 8, 2013.

ONE2ONE LIVING CORPORATION
 (a development stage company)

FINANCIAL STATEMENT

September 30, 2012

Unaudited

ONE2ONE LIVING CORPORATION
(A development stage company)

BALANCE SHEETS

	September 30, 2012	December 31, 2011
	(Unaudited)	(Audited)

ASSETS

CURRENT ASSETS
Cash	$2,934	$40,412
Loan (Note 5)	3,000

TOTAL CURRENT ASSETS	5,934	40,412

WEB DEVELOPMENT COSTS	243,611	55,812

TOTAL ASSETS	$249,545	$96,224

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accrued liabilities – related part accrued interest	8,375	2,,321
Promissory notes – due to related party (Note 4)	525,000	135,000
Corporate Credit Card	21,559	-
Accounts payable	2,000	-

TOTAL CURRENT LIABILITIES	556,934	137,326

STOCKHOLDERS’ EQUITY (DEFICIT)
Capital stock
Issued and outstanding
100,000,000 shares authorized, at $0.0001 par valued
No shares issued as at September 30, 2012 (December 31, 2011 – none)	-	-
Shares subscribed (Note 6)	96,306	71,306
Deficit accumulated during the development stage	(403,695)	(112,408)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(307,389)	(41,102)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$249,545	$96,224

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
 (A development stage company)

STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30		July 13, 2011 (inception) to September 30,
	2012	2011	2012	2011	2012

REVENUE	$-	$-	$-	$-	$-

EXPENSES
Office and general	$14,233	$1,319	$41,512	$1,319	$48,893
Consulting fees	25,551	28,408	107,455	28,408	174,063
Web development expenses	4,624	1,383	32,234	3,333	37,906
Marketing expense	14,247	16,299	79,355	16,299	110,143
Professional fees	2,000	250	5,883	250	7,943

TOTAL EXPENSE	(60,655)	(47,659)	(266,439)	(49,609)	(378,948)

OTHER INCOME (EXPENSE)
Other income	-	1	392	1	493
Interest expense	(10,842)	-	(25,240)	-	(25,240)

TOTAL OTHER INCOME (EXPENSE)	(10,842)	1	(24,848)	1	(24,747)

NET LOSS	$(71,497)	$(47,658)	$(291,287)	$(49,608)	$(403,695)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.00)	$(0.00)	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING -BASIC AND DILUTED	0	0	0	0

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
 (a development stage company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM JULY 13, 2011 (INCEPTION) TO SEPTEMBER 30, 2012
(Unaudited)

	Common Stock		Additional	Shares	Deficit Accumulated During the
	Number of shares	Amount	Paid-in Capital	To be Issued	Development Stage	Total
Founder shares to be issued for debt – at $0.0001 per share (note 6)	-	$-	$-	$8,800	$-	$8,800
Shares to be issued re: promissory notes At $0.0001 per share (note 4 & 6)	-	-	-	6	-	6
Subscription proceeds received (note 6)	-	-	-	62,500	-	62,500
Net loss for the year	-	-	-	-	(112,408)	(112,408)

Balance, December 31, 2011	-	-	-	71,306	(112,408)	(41,102)

Subscription proceeds received (note 6)	-	-	-	25,000	-	25,000

Net loss for the period	-	-	-	-	(291,287)	(291,287)

Balance, September 30, 2012	-	$-	$-	$96,306	$(403,695)	$(307,389)

The accompanying notes are an integral part of these financial statements.

ONE2ONE LIVING CORPORATION
(a development stage company)

 STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine months ended September 30, 2012	Nine months ended September 30, 2011	July 13, 2011 (inception) to September 30, 2012

OPERATING ACTIVITIES
Net loss for the period	$(291,287)	$(49,609)	$(403,695)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Interest accrued	6,049	-	8,375
Changes in accounts payables	2,000	-	2,000

NET CASH USED IN OPERATING ACTIVITIES	(283,238)	(49,609)	(393,320)

INVESTING ACTIVITIES:
Web development costs and acquisitions	(187,798)	(9,161)	(243,611)
Loan	(3,000)	-	(3,000)

NET CASH USED IN INVESTING ACTIVITIES	(190,798)	(9,161)	(246,611)

FINANCING ACTIVITIES
Proceeds on sale of common stock	25,000	60,000	96,306
Company Credit Card	21,558	-	21,559
Advances from related party	390,000	-	525,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	436,558	60,000	642,865

NET INCREASE (DECREASE) IN CASH	(37,478)	1,230	2,934

CASH, BEGINNING	40,412	-	-

CASH, ENDING	$2,934	$1,230	$2,934

SUPPLEMENTAL CASH FLOW INFORMATION AND NON-CASH INVESTING AND FINANCING ACTIVITIES

Cash paid during the period: Interest	$17,300	$-	$17,300

Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

One2One Living Corporation (the “Company”) was incorporated in the State of Florida on July 13, 2011. One2One Living Corporation is an online and mobile dating application company that pioneered the proprietary, patented lifestyle optimization engine which sparks natural spontaneous interactions between single people through shared experiences that lead to intimate long-term relationships.

One2One offers a whole new pathway to a lifetime of fun, friendship, companionship and love.  One2One is a total socialeco-system designed to maximize the opportunity and likelihood of building those shared experiences and fond memories through its totally innovative find-match algorithm, which identifies compatible matches based on desired experiences, shared goals and values.  It specifically addresses the needs of today’s singles for a natural, intuitive, intelligent and safe way to extend their personality, likes and preferences across a range of people, places and events.

NOTE 2 – GOING CONCERN

Going concern
To date the Company has generated no revenues from its business operations and has incurred operating losses since inception of $403,695.  As at September 30, 2012, the Company has a working capital deficit of $307,389.  The Company requires additional funding to meet its ongoing obligations and to fund anticipated operating losses.  The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations.  Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.  The Company intends to continue to fund its online data storage business by way of private placements and advances from related parties as may be required. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Unaudited Financial Statements
The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for financial information.  They do not include all information and footnotes required by United States generally accepted accounting principles for complete financial statements.  However, except as disclosed herein, there has been no material changes in the information disclosed in the notes to the financial statements for the year ended December 31, 2011.  The unaudited financial statements should be read in conjunction with those financial statements.  In the opinion of Management, all adjustments considered necessary for a fair presentation, consisting solely of normal recurring adjustments, have been made. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.
The Company's bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At September 30, 2012, the Company's bank deposits did not exceed the insured amounts.

Basic Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260,” “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The estimated fair values of financial instruments were determined by management using available market information and appropriate valuation methodologies. The carrying amounts of financial instruments including cash approximate their fair value because of their short maturities.

Website Development Costs

The Company accounts for its Development Costs in accordance with ASC-350-50, “Accounting for Website Development Costs.” The Company’s website comprises multiple features and offerings that are currently developed with ongoing refinements. In connection with the development of its products, the Company has incurred external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology directly involved in the development.  All hardware costs are capitalized as fixed assets.  Purchased software will be capitalized in accordance with ASC codification 350-50-25 related to accounting for the costs of computer software developed or obtained for internal use.  All other costs are reviewed to determine whether they should be capitalized or expensed.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances.  Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent pronouncements

The Company has evaluated all recent accounting pronouncements and believes that none will have a material effect on the company’s financial statements.

NOTE 4 – PROMISSORY NOTES - DUE TO RELATED PARTY

During the period ended December 31, 2011, the Company has received $135,000 as a loan from three related parties to the Company. The loans bear an interest rate of 15% and are unsecured. Three loans totalling $135,000 ($100,000 – due May 21, 2012 and $25,000- due December 1, 2012 and $10,000 – due October 14, 2012) in addition to the 15% interest rate (no early payment discount on interest), two of the lenders will also received 50,000 and 12,500 shares of common stock of the Company respectively.

During the nine month period ended September 30, 2012 Company paid back $25,000 in loans and paid $17,300 in interest.  In addition the Company received $410,000 in new loans from related parties. Of the $525,000 loans outstanding, $375,000 ($200,000 due March 9, 2013, $100,000 due August 10, 2013, $50,000 due August 16, 2013 and $25,000 due September 14, 2013)  are fully secured by the assets of the Company and are for one year period and accrued interest rate of 4% per annual. Of the remaining outstanding loans $25,000 are unsecured, with no interest rate and no set repayment date, $125,000 are unsecured, with an interest rate of 15% ($100,000 due May 21, 2013 and $25,000 due December 1, 2012).

As of September 30, 2012 there were $525,000 in outstanding related party loans and accrued interest of $8,375.

NOTE 5 – LOANS - DUE FROM RELATED PARTY – OTHER CURRENT ASSET

In March 2012, the Company advanced $5,600 to a related party of the Company, unsecured, with no interest rate and no set repayment date.  As of September 30, 2012 $2,600 had been repaid and the outstanding balance is $3,000.  It is anticipated that the loan will be fully repaid by December 31, 2012.

NOTE 6 – STOCKHOLDERS’ EQUITY (DEFICIT)

The Company’s capitalization is 100,000,000 common shares with a par value of $0.0001 per share. As of December 31, 2011 there have been no shares issued.

During the year ended December 31, 2011, the Company agreed to issue 88,000,000 founder shares to the President of the Company at $0.0001 per share, totalling $8,800. The Company agreed to settlement by way of outstanding debt owed to the President by the Company.

During the year ended December 31, 2011 as part of the loan agreements payment terms to related parties, the Company agreed to issue 62,500 common shares.  The Company has valued the shares at $0.0001 and expensed the $6.25 payment. (Note 4)

During the year ended December 31, 2011, the Company received $62,500 towards a planned private placement of Units to be offered at $0.05 per unit with each unit consisting of one common share, for net proceeds to the Company of $62,500, total common shares to be issued 1,250,000.

During the nine month period ended September 30, 2012, the Company received $5,000 towards a planned private placement of Units to be offered at $0.05 per unit with each unit consisting of one common share, for net proceeds to the Company of $5,000, total common shares to be issued 100,000.

During the nine month period ended September 30, 2012, the Company received $5,000 towards a planned private placement of Units to be offered at $0.10 per unit with each unit consisting of one common share, for net proceeds to the Company of $5,000, total common shares to be issued 50,000.

During the nine month period ended September 30, 2012, the Company received $15,000 towards a planned private placement of Units to be offered at $0.075 per unit with each unit consisting of one common share, for net proceeds to the Company of $15,000, total common shares to be issued 200,000.

As of September 30, 2012, the Company has not granted any stock options and has not recorded any stock-based compensation.

NOTE 7 – SUBSEQUENT EVENTS

Subsequent to the period on October 3, 2012 the Company was advanced $25,000 by way of a secured promissory note, with an accrued interest at a rate of 4%.  The promissory note is due on October 8, 2013.